UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 4, 2007

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

981 Industrial Blvd, Suite F, San Carlos, California 94070

(Address of principal executive offices, including zip code)

650-508-2116

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On Tuesday, September 4, 2007, NeurogesX, Inc. (the “Company”) issued a press release announcing the top-line results of its C117 Phase 3 clinical trial for its lead product candidate, NGX-4010, for the treatment of pain associated with postherpetic neuralgia (the “C117 Top-line Results”). A copy of this press release is being furnished with this Current Report on 8-K as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

In addition, on Tuesday, September 4, 2007 at 11:30 a.m. EDT (8:30 a.m. PDT), the Company will hold a conference call regarding the C117 Top-line Results. The conference call dial-in numbers are (877) 407-0789 (USA) or (201) 689-8562 (International). In addition, a dial-up replay of the conference call will be available beginning September 4, 2007 at 2:30 p.m. EDT (11:30 a.m. PDT) and ending on September 19, 2007. The replay telephone number is (877) 660-6853 (USA) or (201) 612-7415 (International), Account Number: 3055, Conference ID Number: 254382. A live web cast of the call will also be available from the Investor Relations section on the Company’s web site at http://www.neurogesx.com. A web cast replay can be accessed on the corporate web site beginning September 4, 2007, at approximately 2:30 p.m. EDT (11:30 a.m. PDT). The replay will remain available until September 19, 2007. A copy of the script for this conference call is being furnished with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	C117 Phase 3 Clinical Trial Top-line Results Press Release, dated September 4, 2007.

99.2	C117 Phase 3 Clinical Trial Top-line Results Conference Call Script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Chief Financial Officer

Date: September 4, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	C117 Phase 3 Clinical Trial Top-line Results Press Release, dated September 4, 2007.

99.2	C117 Phase 3 Clinical Trial Top-line Results Conference Call Script.